SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Definitive Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

AMERICAN BATTERY METALS CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials

[ ]

check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

AMERICAN BATTERY METALS CORPORATION

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

May___, 2021

Dear Stockholders:

We are furnishing the attached Information Statement to the holders of common stock, par value $0.001 per share (the “Common Stock”), of American Battery Metals Corporation, a Nevada corporation (the “Company,” “we,” “us,” “our” or similar terminology), as of May 16, 2021 (the “Record Date”). The purpose of the Information Statement is to notify the Company’s stockholders that on May 16, 2021, in accordance with Section 78.320 of the Nevada Revised Statutes, shareholders of the Company holding a majority of the voting power of the Company as of the Record Date (the “Consenting Shareholders”) approved the following corporate actions (the “Corporate Actions”):

(1)A name change from American Battery Metals Corporation to American Battery Technology Company (the “Name Change”).

(2)Adoption of the American Battery Metals Corporation 2021 Equity Incentive Plan, reserving up to 60,000,000 shares of Common Stock for issuance in connection with awards thereunder (the “Retention Plan Adoption”).

The Corporate Actions were previously approved by the by Board as of the Record Date.

The approval of the Corporate Actions will not become effective until at least twenty (20) calendar days after the initial mailing of this Information Statement (the “Effective Date”). You are urged to read the Information Statement in its entirety.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO SHAREHOLDERS ON OR ABOUT ___, 2021.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Sincerely,

/s/ Doug Cole
Name: Doug Cole
Title: Chief Executive Officer

AMERICAN BATTERY METALS CORPORATION

930 Tahoe Blvd. Suite 802-16

Incline Village, NV 89451

INFORMATION STATEMENT

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

About This Information Statement

This information statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (“SEC”) and is being mailed or otherwise furnished to the registered shareholders of American Battery Metals Corporation, a Nevada corporation (the “Company,” “we,” or “us”), solely for the purpose of informing you, as one of our shareholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the shareholders of the Company holding a majority of the voting power of the Company (the “Consenting Shareholders”) as of May 16, 2021 (the “Record Date), have executed a written consent approving certain corporate actions described herein. The corporate actions described herein have also been approved by the Company’s board of directors (“Board”). This Information Statement is being first mailed to shareholders on or about May____, 2021.

Summary of Corporate Actions Approved

The Consenting Shareholders approved the following corporate actions (the “Corporate Actions”):

(1)A name change from American Battery Metals Corporation to American Battery Technology Company (the “Name Change”).

(2)Adoption of the American Battery Metals Corporation 2021 Equity Incentive Plan, reserving up to 60,000,000 shares of Common Stock for issuance in connection with awards thereunder (the “Retention Plan Adoption”).

The Corporate Actions were previously approved by the by Board as of the Record Date.

Shareholders Entitled to Notice and Vote

Each holder of outstanding shares of the Company’s voting securities on the close of business on the Record Date is entitled to notice of the matters voted on by the Consenting Shareholders. As of the Record Date, our authorized capitalization consisted of 1,200,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock. On the Record Date, there were 568,482,726 shares of common stock, 500,000 shares of Series A Preferred Stock and 240,200 shares of Series C Preferred Stock, issued and outstanding. On the Record Date, the Consenting Shareholders holding approximately 50.95% of the outstanding voting power of the Company, in lieu of a special meeting, approved the Corporate Actions in accordance with Section 78.320 of the Nevada Revised Statutes.

No further vote of the shareholders of the Company is required for approval of the Corporate Actions.

Approval of the Corporate Actions

These actions are being taken without notice, meetings or votes in accordance with the General Corporation Law of the Nevada Revised Statutes (“NRS”). Section 78.320 of the NRS provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of our voting power to approve the action described in this Information Statement.

Expenses

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

PROPOSAL 1 NAME CHANGE AMENDMENT

Our Board and the Consenting Shareholders approved an amendment to our articles of incorporation (the “Articles of Incorporation”) to change the name of the Company to American Battery Technology Company (the “Name Change Amendment”). The Board believes that the new name better reflects the nature of the Company’s current and anticipated operations, which are battery recycling and green energy research and development.

The Name Change Amendment will become effective at such time as the certificate of amendment to our Articles of Incorporation is filed with the Secretary of State of the State of Nevada which shall be after the effectiveness of this Information Statement and not less than twenty (20) days following the mailing of this Information Statement. A form of the Name Change Amendment is attached herein as Annex A.

PROPOSAL 2 ADOPTION OF RETENTION PLAN

Our Board and the Consenting Shareholders approved the adoption of the “American Battery Metals Corporation Equity Incentive Plan” (the “Retention Plan”), and the number of shares of our common stock available and that may be issued as awards under the Retention Plan is 60,000,000 shares which if such shares were fully issued by the Board would represent approximately 9.55% of our outstanding common stock as of May 16, 2021. A copy of the Retention Plan is attached herein as Annex B.

The Retention Plan contains a number of features that we believe are consistent with the interests of our stockholders and promote sound corporate governance practices, and also will enable us to provide a competitive mix of compensation (including equity awards) to our key employees. Our Board of Directors believes that our ability to attract, retain and motivate top quality employees and non-employee directors, as well as high quality consultants and advisors, is important to our success and will be enhanced substantially through our ability to make equity incentive grants from the Retention Plan.

In setting 60,000,000 common shares reserved and issuable under the Retention Plan, we considered a number of factors including the critical retention role that long-term equity incentives play in our executive and other key employee compensation programs, aligning the interests of key employees with our company and stockholders, our anticipated dilution from the issuance of awards, and the reservation of enough shares in the Retention Plan anticipated to last for several years.

Description of the Retention Plan

Certain material features of the Retention Plan are summarized as follows, which summary is qualified in its entirety by reference to the full text of the Retention Plan attached to this Information Statement as Appendix B.

Eligible Participants. Employees, consultants and advisors of the Company (or any subsidiary), and non-employee directors of the Company will be eligible to receive awards under the Retention Plan. In the case of consultants and advisors, however, their services cannot be in connection with the offer and sale of securities in a capital-raising transaction nor directly or indirectly promote or maintain a market for the Company’s securities.

Administration. The Retention Plan will be administered by the Board, or if the board so delegates the Compensation Committee of the Board (the “Committee”), which has full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment, any deferral payment, and other terms and conditions of each award. Subject to provisions of the Retention Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee also has the authority to interpret and establish rules and regulations for the administration of the Retention Plan. In addition, the Board of Directors may also exercise the powers of the Committee.

Shares Available for Awards. The aggregate number of shares of the Company’s common stock available and reserved to be issued under the Retention Plan is 60,000,000 shares, which will be subject to changes on an annual basis.

Types of Awards

Awards can be granted for no cash consideration or for any cash and other consideration as determined by the Committee. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of the Company’s common stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share of any stock option and the grant price of any SAR may not be less than the fair market value of the Company’s common stock on the date of grant. The term of any award cannot be longer than ten years from the date of grant. Awards will be adjusted in the event of a stock dividend or other distribution, recapitalization, forward or reverse stock split, reorganization, merger or other business combination, or similar corporate transaction, in order to prevent dilution or enlargement of the benefits or potential benefits provided under the Retention Plan.

Our Retention Plan permits grants of the following types of awards:

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The Retention Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of the Company or its subsidiary. Each stock option granted under the Retention Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting, and any other conditions. The exercise price of each stock option granted under the Retention Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. Fair market value under the plan means, unless otherwise determined by the Committee, the closing price of our common stock, as reported on the OTCQB or any stock exchange or market upon which our common stock will be then listed or quoted, on the immediately prior trading day. The Board fixes the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.

Stock Appreciation Rights. A stock appreciation right, or SAR, is a right granted to receive payment of cash, stock, or a combination of both equal to the difference between the fair market value of shares of our common stock and the grant price of such shares. Each SAR granted must be evidenced by an award agreement that specifies the grant price, the term, and such other provisions as the Board or Committee may determine. The grant price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. The Board or Committee fixes the term of each SAR, but SARs granted under the Retention Plan will not be exercisable more than ten years after the date the SAR is granted.

Restricted Stock Awards, Restricted Stock Units, and Deferred Stock Units. Restricted stock awards, restricted stock units, (“RSUs”) or deferred stock units may be granted under the Retention Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. RSUs or deferred stock units are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. Deferred stock units permit the holder to receive shares of common stock or the equivalent value in cash or other property at a future time as determined by the Board or Committee. The Board or Committee will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of RSUs or deferred stock units granted, and other such conditions or restrictions.

Performance Awards. Performance awards, in the form of cash, shares of common stock, other awards, or a combination of both, may be granted under the Retention Plan in such amounts and upon such terms as the Board or Committee may determine. The Board or Committee will determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods, and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant.

Non-Employee Director Awards. The Board or Committee at any time and from time to time may approve resolutions providing for the automatic or other grant of awards under the Retention Plan to non-employee directors. Such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions, and limitations as the Board or Committee may establish in its sole discretion consistent with the provisions of the Retention Plan. The Board or Committee may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees, or other fees in restricted stock, RSUs, deferred stock units, or other stock-based awards in lieu of cash.

Other Stock-Based Awards. Consistent with the terms of the plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the Board or Committee may determine.

Dividend Equivalents. With the exception of stock options, SARs, and unvested performance awards, awards under the Retention Plan may, in the Board’s or Committee’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. However, no dividends may be paid on unvested awards. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the Board or Committee.

Accounting for Awards

Our shares of common stock covered and reserved for each award under the Retention Plan will be counted against the aggregate number of shares available for award. Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash will not be counted against the aggregate number of shares available for awards under the Retention Plan.

Common shares covered by an award made under the Retention Plan (or to which an award relates) that are not purchased or forfeited, or are subject to an award that otherwise terminates or is cancelled without delivery of any shares, will be restored to the Retention Plan and available for award again. Shares that are withheld in full or partial payment of the purchase or exercise price or tax obligation of any award will not be available again for further grants under the Retention Plan.

Termination of Employment or Other Service. The Retention Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between the Company and a participant. If a participant’s employment or other service with the Company is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with the Company is terminated by reason of death, disability, or retirement, then:

•All outstanding stock options (excluding non-employee director options in the case of retirement) and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire;

•All outstanding stock options and SARs that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and

•All outstanding unvested RSUs, performance awards, and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period, the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

•In the event a participant’s employment or other service with the Company is terminated by reason other than for cause, death, disability, or retirement, then:

•All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs expire;

•All outstanding restricted stock will be terminated and forfeited; and

•All outstanding unvested RSUs, performance awards, and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period, the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Modification of Rights upon Termination. Upon a participant’s termination of employment or other service with the Company or any subsidiary, the Board may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become, or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, deferred stock units, performance awards, non-employee director awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest, or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Board; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date. Any such action by the Board adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the Board is authorized by the Retention Plan to take such action.

Forfeiture and Recoupment. If a participant is determined by the Board to have taken any action while providing services to the Company or within one year after termination of such services that would constitute “cause” or an “adverse action,” as such terms are defined in the Retention Plan, all rights of the participant under the Retention Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Board has the authority to rescind the exercise, vesting, issuance, or payment in respect of any awards of the participant that were exercised, vested, issued, or paid and require the participant to pay to the Company, within ten (10) days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance, or payment. The Company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Board to determine whether “cause” or “adverse action” exists. The Company is entitled to withhold and deduct future wages or make other arrangements to collect any amount due.

In addition, if the Company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any award received by such individual under the Retention Plan during the 12 month period following the first public issuance or filing with the SEC as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any recover any, forfeiture, or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which our common stock is then listed or traded or any policy adopted by the Company.

Effect of Change in Control.

Generally, a change in control will mean:

•The acquisition, other than from the Company, by any individual, entity, or group of beneficial ownership of 50% or more of the then outstanding shares of common stock;

•The consummation of a reorganization, merger, or consolidation of the Company with respect to which all or substantially all of the individuals or entities who were the beneficial owners of common stock and voting securities immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of common stock of the corporation resulting from the transaction; or

•A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Subject to the terms of the applicable award agreement or an individual agreement between the Company and a participant, upon a change in control, the following shall occur (in the sole discretion of the Committee): (a) all outstanding options shall become exercisable in full, the restriction period and performance period applicable to some or all outstanding restricted stock awards shall lapse, and the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied; and/or (b) the Committee may require that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment.

Term, Termination, and Amendment.

Unless sooner terminated by the Board, the Retention Plan will terminate at midnight on May 31, 2031. No award will be granted after termination of the Retention Plan, but awards outstanding upon termination of the Retention Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Retention Plan.

Subject to certain exceptions, the Board has the authority to suspend or terminate the Retention Plan or terminate any outstanding award agreement and the Board has the authority to amend the Retention Plan or amend or modify the terms of any outstanding award at any time and from time to time. No amendments to the Retention Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Internal Revenue Code of 1986, as amended(the “Code”), the rules of the primary stock exchange on which the common stock is then traded, applicable U.S. state and federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the Retention Plan; or (b) such amendment would: (i) modify the re-pricing provisions of the Retention Plan; (ii) materially increase benefits accruing to participants; (iii) increase the aggregate number of shares of common stock issued or issuable under the Retention Plan; (iv) increase any limitation set forth in the Retention Plan on the number of shares of common stock which may be issued or the aggregate value of awards which may be made, in respect of any type of award to any single participant during any specified period; (v) modify the eligibility requirements for participants in the Retention Plan; or (vi) reduce the minimum exercise price or grant price as set forth in the Retention Plan. No termination, suspension, or amendment of the Retention Plan shall adversely affect any outstanding award previously granted under the Retention Plan without the written consent of the participant holding such award.

Transferability of Awards

Except in certain limited situations permitted under the Retention Plan, awards other than stock awards under the Retention Plan may only be transferred by will or probate laws of descent and distribution, and under no circumstances may outstanding awards be transferred for value.

Federal Tax Consequences of the Retention Plan

The following is a general summary, as of the date of this information statement, of the federal income tax consequences to participants and the Company of transactions under the Retention Plan. This summary is intended for the information of stockholders and not as tax guidance to participants in the Retention Plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Retention Plan.

Incentive Stock Options. With respect to incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the participant meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of a SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, RSUs, Deferred Stock Units, and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, deferred stock units, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the awards granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to us an amount necessary for us to satisfy the participant’s federal, state, or local tax withholding obligations with respect to awards granted under the Retention Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

Code Section 409A. A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” is not deductible by us to the extent it exceeds $1 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our Annual Report on Form 10-K for our transition period ended June 30, 2020; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2016 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit (with a transition provision continuing the performance-based exception for certain compensation covered by a written binding contract in existence on November 2, 2017).

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment, “then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company’s Common Stock and Preferred Stock owned on the Record Date by (i) each who is known by the Company to own beneficially more than five percent (5%) of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned	Number of Shares of Series A Preferred Stock Beneficially Owned[1]	Percentage of Series A Preferred Stock Beneficially Owned
William Hunter	12,074,717	2.12%	100,000	20%
Douglas Cole	17,114,717	3.01%	100,000	20%
Douglas MacLellan	10,014,717	1.76%	100,000	20%
Ryan Melsert	12,079,717	2.12%	100,000	20%
David Batstone	2,004,717	0.35%	100,000	20%
Directors and Officers as a Group (5 individuals):	53,288,585	9.37%	500,000	100%

Five Percent Stockholders (excluding listed above)	-	-	-	-

1 Each share of Series A Preferred Stock entitles the holder to cast 1,000 votes and such shares vote with the common stock as a single class.

DISSENTER’S RIGHTS

No dissenters' rights under Nevada law are afforded to our stockholders as a result of the actions proposed in this Information Statement. In addition, the stockholders do not have any rights of appraisal based upon these actions by the Board and Consenting Shareholders.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Corporate Actions, which is not shared by all other stockholders.

ADDITIONAL INFORMATION

SEC Periodic Reports and Additional Information

We are subject to the informational requirements of Section 15(d) of the Exchange Act. Accordingly, we file annual, quarterly and other reports and information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. You may also read and copy, at SEC prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. You may also request a copy of these filings, at no cost, by writing to us at American Battery Metals Corporation, 930 Tahoe Blvd. Suite 802-16, Incline Village, NV 89451.

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

The Company intends to deliver one copy of this Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from a shareholder. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another shareholder. Requests by phone can be made to (775) 473-4744 or in writing can be directed to our corporate offices at 930 Tahoe Blvd. Suite 802-16, Incline Village, NV 89451, Attention Chief Executive Officer. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above actions is not required and is not being solicited in connection with these actions. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY. PLEASE READ THIS INFORMATION STATEMENT CAREFULLY.

By Order of the Board of Directors

Date: May __, 2021

Sincerely,

/s/ Doug Cole
Name: Doug Cole
Title: Chief Executive Officer and Director

Annex A

*090204*

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

**USE BLACK INK ONLY - DO NOT HIGHLIGHT** **ABOVE SPACE IS FOR OFFICE USE ONLY**

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

American Battery Metals Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article I is completely restated as follows:

The name of the Corporation is American Battery Technology Corporation (the "Corporation").

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

**X** ______________________________

**Signature of Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

A-1

Annex B

AMERICAN BATTERY METALS CORPORATION EMPLOYEE RETENTION PLAN

Table of Contents

1. Purpose of Plan.	B-2
2. Definitions.	B-2
3. Plan Administration.	B-6
4. Shares Available for Issuance.	B-7
5. Participation.	B-8
6. Options.	B-9
7. Stock Appreciation Rights.	B-10
8. Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.	B-10
9. Performance Awards.	B-12
10. Non-Employee Director Awards.	B-13
11. Other Stock-Based Awards.	B-13
12. Dividend Equivalents.	B-14
13. Effect of Termination of Employment or Other Service.	B-14
14. Payment of Withholding Taxes.	B-16
15. Change in Control.	B-17
16. Rights of Eligible Recipients and Participants; Transferability.	B-18
17. Securities Law and Other Restrictions.	B-19
18. Deferred Compensation; Compliance with Section 409A.	B-20
19. Amendment, Modification and Termination.	B-20
20. Substituted Awards.	B-21
21. Effective Date and Duration of this Plan.	B-21
22. Miscellaneous.	B-21

AMERICAN BATTERY METALS CORPORATION

EMPLOYEE RETENTION PLAN

1.Purpose of Plan.

The purpose of the American Battery Metals Corporation Employee Retention Plan (this “Plan”) is to advance the interests of American Battery Metals Corporation, a Nevada corporation (the “Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value and aligning the interests of such individuals with the interests of its stockholders through opportunities for equity participation in the Company.

2.Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

2.1“Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.2“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” will have the meaning given such term under Rule 405 of the Securities Act.

2.3“Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange, national market system or automated quotation system on which the shares of Common Stock are listed, quoted or traded.

2.4“Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Deferred Stock Unit, Performance Award, Non-Employee Director Award, or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.

2.5“Award Agreement” means either: (a) a written or electronic (as provided in Section 22.7) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 22.7) statement issued by the Company to a Participant describing the terms and provisions of such an Award, including any amendment or modification thereof.

2.6“Board” means the Board of Directors of the Company.

2.7“Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or its nominee.

2.8“Cause” means, unless otherwise provided in an Award Agreement, (a) “Cause” as defined in any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries or Affiliates (an “Individual Agreement”), or (b) if there is no such Individual Agreement or if it does not define Cause: (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary; (ii) any unlawful or criminal activity of a serious nature; (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties; (iv) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary; or (v) before a Change in Control, such other events as will be determined by the Committee. Before a Change in Control, the Committee will, unless otherwise provided in an Individual Agreement, have the sole discretion to determine whether “Cause” exists with respect to subclauses (i), (ii), (iii), (iv) or (v) above, and its determination will be final.

2.9“Change in Control” means, unless otherwise provided in an Award Agreement or any Individual Agreement, and except as provided in Section 18, an event described in Section 15.1 of this Plan.

2.10“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

2.11“Committee” means the Board or, if the Board so delegates, the Compensation Committee of the Board or a subcommittee thereof, or any other committee delegated authority by the Board to administer this Plan. If the Board determines appropriate, such committee may be comprised solely of directors designated by the Board to administer this Plan who are (a) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act, and (b) “independent directors” within the meaning of the rules of the NYSE American (or other applicable exchange or market on which the Common Stock may be traded or quoted). The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. Any action duly taken by the Committee will be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements of membership provided herein.

2.12“Common Stock” means the common stock of the Company, par value $0.001.

2.13“Company” means American Battery Metals Corporation, a Nevada corporation, and any successor thereto as provided in Section 22.5 of this Plan.

2.14“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.15“Deferred Stock Unit” means a right granted to an Eligible Recipient pursuant to Section 8 of this Plan to receive shares of Common Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

2.16“Director” means a member of the Board.

2.17“Disability” means, unless otherwise provided in an Award Agreement, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.18“Dividend Equivalents” has the meaning set forth in Section 3.2(l) of this Plan.

2.19“Effective Date” means June 1, 2021 or such later date as this Plan is initially approved by the Company’s stockholders.

2.20“Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.

2.21“Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.22“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

2.23“Fair Market Value” means, with respect to the Common Stock, as of any date a price that is based on the opening, closing, actual, high, low, or average selling prices of a share of Common Stock as reported on the NASDAQ, NYSE American or other established stock exchange (or exchanges) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, then as reported by OTC Markets or other comparable quotation service, on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days that is within thirty (30) days before or after the applicable valuation date, as determined by the Committee in its discretion, provided that with respect to establishing the exercise price of an Option or Stock Appreciation Right, the Committee shall irrevocably commit to grant such Award prior to the period during which the Fair Market Value is determined. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing sale price of the Common Stock as of the immediately preceding trading date at the end of the regular trading session, as reported by the NYSE American or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of the immediately preceding trading date at the end of the regular trading session, as reported by OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote). In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.24“Grant Date” means the date an Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

2.25“Incentive Stock Option” means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

2.26“Individual Agreement” has the meaning set forth in Section 2.8 of this Plan.

2.27“Non-Employee Director” means a Director who is not an Employee.

2.28“Non-Employee Director Award” means any Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.

2.29“Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 10 of this Plan.

2.30“Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

2.31“Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.

2.32“Other Stock-Based Award” means an Award, denominated in Shares, not otherwise described by the terms of this Plan, granted pursuant to Section 11 of this Plan.

2.33“Participant” means an Eligible Recipient who receives one or more Awards under this Plan.

2.34“Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.

2.35“Performance Goals” mean with respect to any applicable Award, one or more targets, goals or levels of attainment required to be achieved during the specified Performance Period, as set forth in the related Award Agreement.

2.36“Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Award.

2.37“Period of Restriction” means the period when a Restricted Stock Award or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Section 8 of this Plan.

2.38“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

2.39“Plan” means this American Battery Metals Corporation Employee Retention Plan, as may be amended from time to time.

2.40“Plan Year” means the Company’s fiscal year.

2.41“Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Award.

2.42“Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.43“Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

2.44“Retirement” means, unless otherwise defined in the Award Agreement or in an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, “Retirement” as defined from time to time for purposes of this Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age fifty-five (55) with the present intention to leave the Company’s industry or to leave the general workforce.

2.45“Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.46“Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company upon exercise, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.

2.47“Stock-Based Award” means any Award, denominated in Shares, made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards or Other Stock-Based Awards.

2.48“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.49“Tax Date” means the date any withholding or employment related tax obligation arises under the Code or any Applicable Law for a Participant with respect to an Award.

2.50“Tax Laws” has the meaning set forth in Section 22.8 of this Plan.

3.Plan Administration.

3.1The Committee. The Plan will be administered by the Committee. The Committee will act by majority approval of the members at a meeting or by unanimous written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Award granted under this Plan.

3.2Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(a)To designate the Eligible Recipients to be selected as Participants;

(b)To determine the nature, extent and terms of the Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Award, any exercise price or grant price, the manner in which Awards will vest, become exercisable, settled or paid out and whether Awards will be granted in tandem with other Awards, and the form of Award Agreement, if any, evidencing such Award;

(c)To determine the time or times when Awards will be granted;

(d)To determine the duration of each Award;

(e)To determine the terms, restrictions and other conditions to which the grant of an Award or the payment or vesting of Awards may be subject;

(f)To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Award Agreement, in a manner and to the extent it will deem necessary or expedient to make this Plan fully effective;

(g)To determine Fair Market Value in accordance with Section 2.23 of this Plan;

(h)To amend this Plan or any Award Agreement, as provided in this Plan;

(i)To adopt subplans or special provisions applicable to Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which except as otherwise provided in this Plan, such subplans or special provisions may take precedence over other provisions of this Plan;

(j)To authorize any person to execute on behalf of the Company any Award Agreement or any other instrument required to effect the grant of an Award previously granted by the Committee;

(k)To determine whether Awards will be settled in shares of Common Stock, cash or in any combination thereof;

(l)To determine whether Awards will be adjusted for dividend equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant, subject to Section 12 of this Plan and any other provision of this Plan, and which Dividend Equivalents may be subject to the same conditions and restrictions as the Awards to which they attach and may be settled in the form of cash, shares of Common Stock, or in any combination of both; and

(m)To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, stock ownership guidelines, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.

3.3Delegation. To the extent permitted by Applicable Law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Awards pursuant to this Plan; and (b) determine the size of any such Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such director(s) or officer(s) for any Awards granted to an Eligible Recipient: (i) who is a Non-Employee Director or who is subject to the reporting and liability provisions of Section 16 under the Exchange Act, or (ii) to whom authority to grant or amend Awards has been delegated hereunder; provided, further; that any delegation of administrative authority will only be permitted to the extent it is permissible under Applicable Law; (y) the resolution providing such authorization will set forth the type of Awards and total number of each type of Awards such director(s) or officer(s) may grant; and (z) such director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. At all times, the delagatee appointed under this Section 3.3 will serve in such capacity at the pleasure of the Committee and may be removed or replaced at any time.

3.4No Re-pricing. Notwithstanding any other provision of this Plan other than Section 4.3 of this Plan, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (a) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price or grant price; (b) canceling the underwater Option or Stock Appreciation Right in exchange for (i) cash; (ii) replacement Options or Stock Appreciation Rights having a lower exercise price or grant price; or (iii) other Awards; or (c) repurchasing the underwater Options or Stock Appreciation Rights and granting new Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or grant price of the Stock Appreciation Right.

3.5Participants Based Outside of the United States. In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Awards with respect to Participants residing outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5: (a) to reserve shares of Common Stock or grant Awards in excess of the limitations provided in Section 4.1 of this Plan; (b) to effect any re-pricing in violation of Section 3.4 of this Plan; (c) to grant Options or Stock Appreciation Rights having an exercise price or grant price less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or Section 7.3 of this Plan; or (d) for which stockholder approval would then be required pursuant to Section 19.2 of this Plan.

4.Shares Available for Issuance.

4.1Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.3 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be 60,000,000 shares.

4.2Accounting for Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that the full number of shares of Common Stock subject to a stock-settled Stock Appreciation Right or other Stock-Based Award will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right or other Stock-Based Award. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price or grant price of Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Shares of Common Stock subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award will not increase the number of shares of Common Stock available for future grant of Awards. Any shares of Common Stock related to Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, will be available again for grant under this Plan. To the extent permitted by Applicable Law, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a Subsidiary pursuant to Section 20 of this Plan or otherwise will not be counted against shares of Common Stock available for issuance pursuant to this Plan. The shares of Common Stock available for issuance under this Plan may be authorized and unissued shares or treasury shares.

4.3Adjustments to Shares and Awards.

(a)Notwithstanding Section 4.1 above, on the first day of each calendar year, commencing January 1, 2022, or the first business day of the calendar year if the first day of the calendar year falls on a Saturday or Sunday, the Awards of Common Stock available under the Plan will automatically increase in an amount such that the maximum shares available to be issued under the Plan pursuant to Section 4.1 shall equal ten percent (10%) of the total number of shares of Common Stock outstanding as of December 31st of the preceding calendar year on a fully diluted basis.

(b)In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of Common Stock the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment or substitutions (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Awards and the exercise price of outstanding Awards; provided, however, that this Section 4.3 will not limit the authority of the Committee to take action pursuant to Section 15 of this Plan in the event of a Change in Control. The determination of the Committee as to the foregoing adjustments and/or substitutions, if any, will be final, conclusive and binding on Participants under this Plan.

(c)Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, as and where applicable.

5.Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Awards, singly or in combination or in tandem with other Awards, as may be determined by the Committee in its sole discretion. Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Award Agreement with the Participant.

6.Options.

6.1Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted solely to eligible Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

6.2Award Agreement. Each Option grant will be evidenced by an Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

6.3Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.5Payment of Exercise Price.

(a)The total purchase price of the shares of Common Stock to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(b)In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 14 of this Plan.

(c)For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

6.6Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.

7.Stock Appreciation Rights.

7.1Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

7.2Award Agreement. Each Stock Appreciation Right will be evidenced by an Award Agreement that will specify the grant price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

7.3Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.

7.4Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

7.5Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6 of this Plan, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.

7.6Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a)The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share grant price; by

(b)The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

7.7Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 of this Plan will be made in accordance with the terms of the applicable Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines in its sole discretion.

8.Restricted Stock Awards, Restricted Stock Units And Deferred Stock Units.

8.1Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units and Deferred Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Award Agreement.

8.2Award Agreement. Each Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit grant will be evidenced by an Award Agreement that will specify the type of Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units or Deferred Stock Units granted, and such other provisions as the Committee will determine that are not inconsistent with the terms of this Plan.

8.3Conditions and Restrictions. Subject to the terms and conditions of this Plan, the Committee will impose such conditions or restrictions on a Restricted Stock Award, Restricted Stock Units or Deferred Stock Units granted pursuant to this Plan as it may deem advisable including a requirement that Participants pay a stipulated purchase price for each share of Common Stock underlying a Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit, restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, restrictions under Applicable Laws or holding requirements or sale restrictions placed on the shares of Common Stock by the Company upon vesting of such Restricted Stock Award, Restricted Stock Units or Deferred Stock Units.

8.4Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will be granted the right to exercise full voting rights with respect to the shares of Common Stock underlying such Restricted Stock Award during the Period of Restriction. A Participant will have no voting rights with respect to any Restricted Stock Units or Deferred Stock Units granted hereunder.

8.5Dividend Rights.

(a)Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will have the same dividend rights as the Company’s other stockholders. Notwithstanding the foregoing any such dividends as to a Restricted Stock Award that is subject to vesting requirements will be subject to forfeiture and termination to the same extent as the Restricted Stock Award to which such dividends relate and the Award Agreement may require that any cash dividends be reinvested in additional shares of Common Stock subject to the Restricted Stock Award and subject to the same conditions and restrictions as the Restricted Stock Award with respect to which the dividends were paid. In no event will dividends with respect to Restricted Stock Awards that are subject to vesting be paid or distributed until the vesting provisions of such Restricted Stock Award lapse.

(b)Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Units or Deferred Stock Unit awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit or Deferred Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units or Deferred Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restrictions as the Restricted Stock Units or Deferred Stock Units to which they attach. Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Dividend Equivalents as to Restricted Stock Units or Deferred Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units or Deferred Stock Units as to which the Dividend Equivalents relate. In no event will Participants holding Restricted Stock Units or Deferred Stock Units be entitled to receive any Dividend Equivalents on such Restricted Stock Units or Deferred Stock Units until the vesting provisions of such Restricted Stock Units or Deferred Stock Units lapse.

8.6Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

8.7Lapse of Restrictions; Settlement. Except as otherwise provided in this Plan, including without limitation this Section 8 and 16.4 of this Plan, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

8.8Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.

9.Performance Awards.

9.1Grant. An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.

9.2Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the amount of cash, shares of Common Stock, other Awards, or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

9.3Vesting. Subject to the terms of this Plan, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.

9.4Earning of Performance Award Payment. Subject to the terms of this Plan and the Award Agreement, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payout on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved and such other restrictions or conditions imposed on the vesting and payout of the Performance Awards has been satisfied.

9.5Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash, in shares of Common Stock or other Awards (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the fifteenth (15th) day of the third (3rd) month immediately following the later of the end of the Company’s fiscal year in which the Performance Period ends and any additional vesting restrictions are satisfied or the end of the calendar year in which the Performance Period ends and any additional vesting restrictions are satisfied, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form and time of payment of Performance Awards will be set forth in the Award Agreement pertaining to the grant of the Performance Award. Any shares of Common Stock or other Awards issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

9.6Evaluation of Performance. The Committee may provide in any such Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

9.7Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. The Committee may amend or modify the vesting criteria (including any Performance Goals or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 9.6 or 4.3 of this Plan) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.

9.8Dividend Rights. Participants holding Performance Awards granted under this Plan will not receive any cash dividends or Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to such Performance Awards during the period between the date that such Performance Awards are granted and the date such Performance Awards are settled.

10.Non-Employee Director Awards.

10.1Automatic and Non-Discretionary Awards to Non-Employee Directors. Subject to such terms and conditions, consistent with the other provisions of this Plan, the Committee at any time and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.

10.2Deferral of Award Payment; Election to Receive Award in Lieu of Retainers. The Committee may permit Non-Employee Directors the opportunity to defer the payment of an Award pursuant to such terms and conditions as the Committee may prescribe from time to time. In addition, the Committee may permit Non-Employee Directors to elect to receive, pursuant to the procedures established by the Board or a committee of the Board, all or any portion of their annual retainers, meeting fees, or other fees in Restricted Stock, Restricted Stock Units, Deferred Stock Units or other Stock-Based Awards as contemplated by this Plan in lieu of cash.

11.Other Stock-Based Awards.

11.1Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards to Eligible Recipients not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Awards may involve the transfer of actual shares of Common Stock to Participants as a bonus or in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.2Value of Other Stock-Based Awards. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Stock-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Awards, the number or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

11.3Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award will be made in accordance with the terms of the Award, in cash or shares of Common Stock for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock Based Award under a Company deferred compensation plan or arrangement.

12.Dividend Equivalents.

Subject to the provisions of this Plan and any Award Agreement, any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to any Award (including any Award that has been deferred), to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, settles, is paid or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right or unvested Performance Awards; and further, no dividend or Dividend Equivalents will be paid out with respect to any unvested Awards.

13.Effect of Termination of Employment or Other Service.

13.1Termination Due to Cause. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4 and 13.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for Cause:

(a)All outstanding Options and Stock Appreciation Rights held by the Participant as of the effective date of such termination will be immediately terminated and forfeited;

(b)All outstanding but unvested Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and

(c)All other outstanding Awards to the extent not vested will be immediately terminated and forfeited.

13.2Termination Due to Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or the terms of an Individual Agreement or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a)All outstanding Options (excluding Non-Employee Director Options in the case of Retirement) and Stock Appreciation Rights held by the Participant as of the effective date of such termination or Retirement will, to the extent exercisable as of the date of such termination or Retirement, remain exercisable for a period of one (1) year after the date of such termination or Retirement (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of the date of such termination or Retirement will be terminated and forfeited;

(b)All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; and

(c)All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period , the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period. The Committee will consider the provisions of Section 13.5 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed.

13.3Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than for Cause or death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a)All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited. If the Participant dies within the three (3) month period referred to in the preceding sentence, the Option or Stock Appreciation Right may be exercised by those entitled to do so under the Participant’s will or by the laws of descent and distribution within a period of one (1) year following the Participant’s death (but in no event after the expiration date of any such Option or Stock Appreciation Right).

(b)All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination will be terminated and forfeited;

(c)All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by the Company without Cause prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period, the Committee may, in its sole discretion, cause Shares to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period.

13.4Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 13, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Non-Employee Director Awards, and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; and (b) any such action by the Committee adversely affecting any outstanding Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 13.5, 15 or 19 of this Plan).

13.5Additional Forfeiture Events.

(a)Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Plan, including this Section 13.5, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or within one (1) year after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Award Agreements evidencing an Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares of Common Stock subject to any Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Award Agreement, this Section 13.5(a) will not apply to any Participant following a Change in Control.

(b)Forfeiture or Clawback of Awards Under Applicable Law and Company Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any Award made as required by the provisions of the Dodd Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by Applicable Law or under the requirements of any stock exchange or market upon which the shares of Common Stock are then listed or traded. In addition, all Awards under this Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.

14.Payment of Withholding Taxes.

14.1General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award. When withholding shares of Common Stock for taxes is effected under this Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Company.

14.2Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 14.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

15.Change in Control.

15.1Definition of Change in Control. Unless otherwise provided in an Award Agreement or Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, a “Change in Control” will mean the occurrence of any of the following:

(a)The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any entity with respect to which, following such acquisition, more than fifty percent (50%) of, respectively, the then outstanding equity of such entity and the combined voting power of the then outstanding voting equity of such entity entitled to vote generally in the election of all or substantially all of the members of such entity’s governing body is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

(b)The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or

(c)a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

15.2Effect of Change in Control. Subject to the terms of the applicable Award Agreement or an Individual Agreement, in the event of a Change in Control, the Committee (as constituted prior to such Change in Control) may, in its discretion:

(a)require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as shall be determined by the Board in accordance with Section 4.3;

(b)provide that (i) some or all outstanding Options shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restrictions or vesting applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Units shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and/or (iv) the Performance Goals applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or any other level; and/or

(c)require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount determined pursuant to Section 15.3 below; (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

15.3Alternative Treatment of Incentive Awards. In connection with a Change in Control, the Committee in its sole discretion, either in an Award Agreement at the time of grant of an Award or at any time after the grant of such an Award, in lieu of providing a substitute award to a Participant pursuant to Section 15.2(a), may determine that any or all outstanding Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award will receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Award, multiplied by the number of shares of Common Stock subject to such Award (or in which such Award is denominated); provided, however, that if such product is zero ($0) or less or to the extent that the Award is not then exercisable, the Award may be canceled and terminated without payment therefor. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.

15.4Limitation on Change in Control Payments. Notwithstanding anything in this Section 15 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award or the payment of cash in exchange for all or part of a Stock-Based Award (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 15.2 or Section 15.3 of this Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided, further that such payments will be reduced (or acceleration of vesting eliminated) by first eliminating vesting of Options with an exercise price above the then Fair Market Value of a share of Common Stock that have a positive value for purposes of Section 280G of the Code, followed by reducing or eliminating payments or benefits pro rata among Awards that are deferred compensation subject to Section 409A of the Code, and, if a further reduction is necessary, by reducing or eliminating payments or benefits pro rata among Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 15.4 will not apply and any “payments” to a Participant pursuant to Section 15 of this Plan will be treated as “payments” arising under such separate agreement; provided, however, such separate agreement may not modify the time or form of payment under any Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

15.5Exceptions. Notwithstanding anything in this Section 15 to the contrary, individual Award Agreements or Individual Agreements between a Participant and the Company or one of its Subsidiaries or Affiliates may contain provisions with respect to vesting, payment or treatment of Awards upon the occurrence of a Change in Control, and the terms of any such Award Agreement or Individual Agreement will govern to the extent of any inconsistency with the terms of this Section 15. The Committee will not be obligated to treat all Awards subject to this Section 15 in the same manner. The timing of any payment under this Section 15 may be governed by any election to defer receipt of a payment made under a Company deferred compensation plan or arrangement.

16.Rights of Eligible Recipients and Participants; Transferability.

16.1Employment. Nothing in this Plan or an Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

16.2No Rights to Awards. No Participant or Eligible Recipient will have any claim to be granted any Award under this Plan.

16.3Rights as a Stockholder. Except as otherwise provided in the Award Agreement, a Participant will have no rights as a stockholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares of Common Stock and then subject to any restrictions or limitations as provided herein or in the Award Agreement.

16.4Restrictions on Transfer.

(a)Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)A Participant will be entitled to designate a beneficiary to receive an Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

(d)The Committee may impose such restrictions on any shares of Common Stock acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded, or under any blue sky or state securities laws applicable to such shares or the Company’s insider trading policy.

16.5Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

17.Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

18.Deferred Compensation; Compliance with Section 409a.

It is intended that all Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A, (d) if any amount becomes payable under such Award on account of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s Separation from Service or (ii) the Participant’s death, and (e) no amendment to or payment under such Award will be made except and only to the extent permitted under Code Section 409A.

19.Amendment, Modification and Termination.

19.1Generally. Subject to other subsections of this Section 19 and Sections 3.4 and 19.3 of this Plan, the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Award. The Committee’s power and authority to amend or modify the terms of an outstanding Award includes the authority to modify the number of shares of Common Stock or other terms and conditions of an Award, extend the term of an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

19.2Stockholder Approval. No amendments to this Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable state corporate laws or regulations, applicable federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) modify Section 3.4 of this Plan; (ii) materially increase benefits accruing to Participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iv) increase any limitation set forth in this Plan on the number of shares of Common Stock which may be issued or the aggregate value of Awards which may be made, in respect of any type of Award to any single Participant during any specified period; (v) modify the eligibility requirements for Participants in this Plan; or (vi) reduce the minimum exercise price or grant price as set forth in Sections 6.3 and 7.3 of this Plan.

19.3Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4.4, 9.7, 13, 15, 18 or 19.4 of this Plan.

19.4Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 19.4 to any Award granted under this Plan without further consideration or action.

20.Substituted Awards.

The Committee may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

21.Effective Date and Duration of This Plan.

This Plan is effective as of the Effective Date. This Plan will terminate at midnight on the day before the ten (10) year anniversary of the Effective Date, and may be terminated prior to such time by Board action. No Award will be granted after termination of this Plan, but Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

22.Miscellaneous.

22.1Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

22.2Relationship to Other Benefits. Neither Awards made under this Plan nor shares of Common Stock or cash paid pursuant to such Awards under this Plan will be included as “compensation” for purposes of computing the benefits payable to any Participant under any pension, retirement (qualified or non-qualified), savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

22.3Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Award. The Committee will determine whether cash, other Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

22.4Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Nevada, notwithstanding the conflicts of laws principles of any jurisdictions.

22.5Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

22.6Construction. Wherever possible, each provision of this Plan and any Award Agreement will be interpreted so that it is valid under the Applicable Law. If any provision of this Plan or any Award Agreement is to any extent invalid under the Applicable Law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Award Agreement also will continue to be valid, and the entire Plan and Award Agreement will continue to be valid in other jurisdictions.

22.7Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

22.8No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.

22.9Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

22.10Indemnification. Subject to any limitations and requirements of Nevada law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.3 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.